EXHIBIT 99.10
                                 -------------

                            Collateral Term Sheet.

Global Structured Finance                                        2,332 records
                                                        Balance: 1,305,935,672
                                  CWMBS 05-11

------------------------------------------------------------------------------------------------------------------------------
                                         Number     Aggregate        Percent      Average
                                             of       Current       of Loans     Original       W.A.    Min.   W.A.     Max.
                                       Mortgage     Principal   by Principal    Principal      Gross    FICO   FICO     FICO
Pre Pay Flag - Group 1                    Loans       Balance        Balance      Balance     Coupon   Score  Score    Score
------------------------------------------------------------------------------------------------------------------------------
N                                           159   $90,554,414        100.00%     $570,460     5.386%     661    737      809
------------------------------------------------------------------------------------------------------------------------------
Total:                                      159   $90,554,414        100.00%     $570,460     5.386%     661    737      809
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                        W.A.
                                           Min.       W.A.      Max.        W.A.   Remaining          W.A.
                                       Original   Original  Original   Remaining     Term to          Loan
Pre Pay Flag - Group 1                      LTV        LTV       LTV      PPTerm    Maturity           Age
----------------------------------------------------------------------------------------------------------
N                                        30.34%     75.84%    94.16%           0         360             0
----------------------------------------------------------------------------------------------------------
Total:                                   30.34%     75.84%    94.16%           0         360             0
----------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                         Number     Aggregate        Percent      Average
                                             of       Current       of Loans     Original       W.A.    Min.   W.A.     Max.
                                       Mortgage     Principal   by Principal    Principal      Gross    FICO   FICO     FICO
Pre Pay Flag - Group 2                    Loans       Balance        Balance      Balance     Coupon   Score  Score    Score
------------------------------------------------------------------------------------------------------------------------------
N                                           125   $75,999,870        100.00%     $608,082     5.593%     660    747      806
------------------------------------------------------------------------------------------------------------------------------
Total:                                      125   $75,999,870        100.00%     $608,082     5.593%     660    747      806
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                        W.A.
                                           Min.       W.A.      Max.        W.A.   Remaining          W.A.
                                       Original   Original  Original   Remaining     Term to          Loan
Pre Pay Flag - Group 2                      LTV        LTV       LTV      PPTerm    Maturity           Age
----------------------------------------------------------------------------------------------------------
N                                        27.87%     70.46%    80.00%           0         360             0
----------------------------------------------------------------------------------------------------------
Total:                                   27.87%     70.46%    80.00%           0         360             0
----------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                         Number      Aggregate        Percent      Average
                                             of        Current       of Loans     Original      W.A.    Min.    W.A.    Max.
                                       Mortgage      Principal   by Principal    Principal     Gross    FICO    FICO    FICO
Pre Pay Flag - Group 3                    Loans        Balance        Balance      Balance    Coupon   Score   Score   Score
------------------------------------------------------------------------------------------------------------------------------
N                                           582   $177,866,956         70.75%     $306,089    3.241%     598     709     822
Y                                           266     73,539,513          29.25      276,629     2.231     615     703     816
------------------------------------------------------------------------------------------------------------------------------
Total:                                      848   $251,406,469        100.00%     $296,848    2.945%     598     707     822
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                        W.A.
                                           Min.       W.A.      Max.        W.A.   Remaining          W.A.
                                       Original   Original  Original   Remaining     Term to          Loan
Pre Pay Flag - Group 3                      LTV        LTV       LTV      PPTerm    Maturity           Age
----------------------------------------------------------------------------------------------------------
N                                         7.08%     73.73%    95.00%           0         359             1
Y                                         36.05      73.15     95.00          31         360             0
----------------------------------------------------------------------------------------------------------
Total:                                    7.08%     73.56%    95.00%           9         359             1
----------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 1 of 3

Global Structured Finance                                        2,332 records
                                                        Balance: 1,305,935,672
                                  CWMBS 05-11

-------------------------------------------------------------------------------------------------------------------------------
                                         Number      Aggregate        Percent      Average
                                             of        Current       of Loans     Original      W.A.    Min.    W.A.    Max.
                                       Mortgage      Principal   by Principal    Principal     Gross    FICO    FICO    FICO
Pre Pay Flag - Group 4                    Loans        Balance        Balance      Balance    Coupon   Score   Score   Score
-------------------------------------------------------------------------------------------------------------------------------
N                                           398   $178,726,534         46.34%     $449,225    1.825%     606     715     821
Y                                           639    206,994,684          53.66      324,038     1.554     613     706     820
-------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,037   $385,721,218        100.00%     $372,085    1.679%     606     710     821
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                                        W.A.
                                           Min.       W.A.      Max.        W.A.   Remaining         W.A.
                                       Original   Original  Original   Remaining     Term to         Loan
Pre Pay Flag - Group 4                      LTV        LTV       LTV      PPTerm    Maturity          Age
---------------------------------------------------------------------------------------------------------
N                                        28.11%     74.02%    95.00%           0         360            0
Y                                         20.59      73.65     95.00          29         360            0
---------------------------------------------------------------------------------------------------------
Total:                                   20.59%     73.82%    95.00%          16         360            0
---------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                         Number      Aggregate       Percent       Average
                                             of        Current      of Loans      Original      W.A.    Min.    W.A.    Max.
                                       Mortgage      Principal  by Principal     Principal     Gross    FICO    FICO    FICO
Pre Pay Flag - Group 3 & 4                Loans        Balance       Balance       Balance    Coupon   Score   Score   Score
-------------------------------------------------------------------------------------------------------------------------------
N                                           980   $356,593,490        55.97%      $364,220    2.531%     598     712     822
Y                                           905    280,534,197         44.03       310,104     1.731     613     705     820
-------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,885   $637,127,687       100.00%      $338,238    2.179%     598     709     822
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                                        W.A.
                                           Min.      W.A.       Max.        W.A.   Remaining          W.A.
                                       Original  Original   Original   Remaining     Term to          Loan
Pre Pay Flag - Group 3 & 4                  LTV       LTV        LTV      PPTerm    Maturity           Age
---------------------------------------------------------------------------------------------------------
N                                         7.08%    73.87%     95.00%           0         360             0
Y                                         20.59     73.52      95.00          30         360             0
---------------------------------------------------------------------------------------------------------
Total:                                    7.08%    73.72%     95.00%          13         360             0
---------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                         Number      Aggregate       Percent       Average
                                             of        Current      of Loans      Original      W.A.    Min.    W.A.    Max.
                                       Mortgage      Principal  by Principal     Principal     Gross    FICO    FICO    FICO
Pre Pay Flag - Group 5                    Loans        Balance       Balance       Balance    Coupon   Score   Score   Score
-------------------------------------------------------------------------------------------------------------------------------
N                                            47   $145,487,923       100.00%    $3,095,667    4.283%     630     719     814
-------------------------------------------------------------------------------------------------------------------------------
Total:                                       47   $145,487,923       100.00%    $3,095,667    4.283%     630     719     814
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                                        W.A.
                                           Min.      W.A.       Max.        W.A.   Remaining          W.A.
                                       Original  Original   Original   Remaining     Term to          Loan
Pre Pay Flag - Group 5                      LTV       LTV        LTV      PPTerm    Maturity           Age
---------------------------------------------------------------------------------------------------------
N                                        42.94%    58.96%     80.00%           0         358             2
---------------------------------------------------------------------------------------------------------
Total:                                   42.94%    58.96%     80.00%           0         358             2
---------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 2 of 3

Global Structured Finance                                        2,332 records
                                                        Balance: 1,305,935,672
                                  CWMBS 05-11

-------------------------------------------------------------------------------------------------------------------------------
                                         Number      Aggregate       Percent       Average
                                             of        Current      of Loans      Original       W.A.    Min.   W.A.     Max.
                                       Mortgage      Principal  by Principal     Principal      Gross    FICO   FICO     FICO
Pre Pay Flag - Group 6                    Loans        Balance       Balance       Balance     Coupon   Score  Score    Score
-------------------------------------------------------------------------------------------------------------------------------
N                                            78   $230,499,809        64.61%    $2,987,827     3.762%     623    718      795
Y                                            38    126,265,970         35.39     3,328,559      3.936     662    723      791
-------------------------------------------------------------------------------------------------------------------------------
Total:                                      116   $356,765,779       100.00%    $3,099,446     3.824%     623    720      795
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                                        W.A.
                                           Min.       W.A.      Max.        W.A.   Remaining          W.A.
                                       Original   Original  Original   Remaining     Term to          Loan
Pre Pay Flag - Group 6                      LTV        LTV       LTV      PPTerm    Maturity           Age
---------------------------------------------------------------------------------------------------------
N                                        43.75%     58.96%    72.00%           0         358             2
Y                                         30.00      59.19     80.00          34         358             2
---------------------------------------------------------------------------------------------------------
Total:                                   30.00%     59.04%    80.00%          12         358             2
---------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                         Number      Aggregate       Percent       Average
                                             of        Current      of Loans      Original       W.A.    Min.   W.A.     Max.
                                       Mortgage      Principal  by Principal     Principal      Gross    FICO   FICO     FICO
Pre Pay Flag - Group 5 & 6                Loans        Balance       Balance       Balance     Coupon   Score  Score    Score
-------------------------------------------------------------------------------------------------------------------------------
N                                           125   $375,987,732        74.86%    $3,028,375     3.963%     623    718      814
Y                                            38    126,265,970         25.14     3,328,559      3.936     662    723      791
-------------------------------------------------------------------------------------------------------------------------------
Total:                                      163   $502,253,702       100.00%    $3,098,357     3.957%     623    719      814
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                                        W.A.
                                           Min.       W.A.      Max.        W.A.   Remaining          W.A.
                                       Original   Original  Original   Remaining     Term to          Loan
Pre Pay Flag - Group 5 & 6                  LTV        LTV       LTV      PPTerm    Maturity           Age
---------------------------------------------------------------------------------------------------------
N                                        42.94%     58.96%    80.00%           0         358             2
Y                                         30.00      59.19     80.00          34         358             2
---------------------------------------------------------------------------------------------------------
Total:                                   30.00%     59.02%    80.00%           9         358             2
---------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                    Page 3 of 3